PROSPECTUS

May 2, 2005

The Torray Fund

The Torray Fund is a no-load mutual fund managed by

The Torray Corporation.

The Securities and Exchange Commission has not approved or

disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary

is a criminal offense.

ABOUT THE FUND

Investment Goals

The Torray Fund’s goals are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long and short-term gains.

There is no guarantee that these objectives will be achieved.

Principal Investment Strategy and Policies

The manager’s strategy is to invest in high quality companies that have a record of increasing sales and earnings, and to hold them as long as their fundamentals remain intact. Capable management and sound finances are critical considerations in the selection process.

The primary focus is on business analysis. No attempt is made to forecast market trends or to time the Fund’s investments based on prevailing opinions about the market’s outlook. Ordinarily 90% or more of assets will be invested in common stocks, preferred stocks, and securities convertible into common stocks with the balance held in fixed-income securities, U.S. Treasury securities or other cash equivalents. The Fund usually holds between 25 and 40 stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. Positions in individual issuers will generally not exceed 8% of assets and in industry groupings, 25%.

The manager recognizes that economic value lies in businesses, not stocks. History shows the shares of companies that generate rising earnings go up over time, and it is these the Fund seeks to invest in. Quality companies with successful track records that have fallen from investor favor can be of interest if the manager determines the cause or causes of investor disaffection are temporary and the share prices fail to reflect The Torray Corporation’s assessment of their intrinsic value. However, companies with poor records or those that suffer reversals deemed likely to be permanent are avoided regardless of how “cheap” their shares may appear.

Investments are made when it is believed that a company’s long-term outlook is sound and the shares are fairly priced.

Investors in search of unrealistically high returns or quick profits, or to whom quarterly performance is important, should not invest in The Torray Fund.

The Fund’s goals and investment strategy can be changed without shareholder approval.

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MAIN RISKS

Torray Fund investors face the risk that the manager’s business analyses prove faulty. The Fund’s portfolio is more concentrated than that of the typical mutual fund. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other funds are rising. Beyond that possibility there is always a risk that money may be lost on investments in equity mutual funds. This is so because stock prices fluctuate—sometimes widely—in response to many factors including, but not limited to, company-specific and industry-wide fundamentals, inflation, interest rates, investor psychology and so on. Investors that sell, whether through need or choice after prices have fallen obviously will realize less, and depending upon the original cost of their shares, may suffer a loss.

PERFORMANCE

Below are a chart and table showing the Fund’s performance and they illustrate the risks of investing in the Fund. The bar chart illustrates how the Fund’s returns have varied from year to year. The table provides the Fund’s return both on a before-tax and an after-tax basis and compares the Fund’s performance against the performance of an unmanaged market index. These figures assume that all distributions were reinvested. It is important to remember that the Fund’s past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
The Torray Fund	50.41%	29.09%	37.12%	8.20%	24.01%	-3.38%	-0.52%	-13.05%	25.19%	6.90%

Annual Total Return (%) as of 12/31

The Fund’s best return for a calendar quarter was 21.30% in the fourth quarter of 1998, and the worst return for a calendar quarter was a loss of 21.30% in the third quarter of 1998.

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Average Annual Total Returns as of 12/31/04

	1 Year	5 Years	10 Years
The Torray Fund
Return Before Taxes	6.90%	2.26%	14.86%
Return After Taxes on Distributions*	6.27%	1.45%	14.00%
Return After Taxes on Distributions and Sale of Fund Shares*	5.27%	1.63%	13.00%

S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	10.87%	-2.30%	12.07%

*	After-tax returns are calculated using the historically highest individual federal marginal income tax rates (which for these purposes is 35% for the 1 year return) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The S&P 500 Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the deduction of taxes or management fees and other expenses typically incurred by mutual funds. Investors can only invest in the index by purchasing index mutual funds. These funds do charge management fees and incur other expenses. Investors in taxable accounts who buy an index fund and subsequently sell it for a profit will be subject to a similar tax liability and consequent reduction in after-tax return as that indicated in the example of The Torray Fund’s after-tax return illustrated above.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees	1.00%
Other Expenses	.08

Total Annual Fund Operating Expenses	1.08%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same assumptions that are in all mutual fund prospectuses: a $10,000 investment, a 5% return and fund expenses that remain the same each year. The figures shown in this

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example are entirely hypothetical. They are not representations of past or future performance or expenses. Your actual costs and returns may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

FUND MANAGEMENT

The Fund’s manager is The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Robert E. Torray has served as President of the manager since 1990. Mr. Torray is also the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded May 1, 1972. Douglas C. Eby, the Fund’s co-manager, joined The Torray Corporation in 1992. He serves as its Executive Vice President and is also President of Robert E. Torray & Co. Inc. Mr. Torray is 68 and Mr. Eby is 45. As co-managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio.

The manager provides investment advice and portfolio management services and oversees the administration of the Fund. The manager received 1.00% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2004.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 P.M. eastern time) will be processed at the net asset value calculated that day. Net asset value per share is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s board of trustees.

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $10,000. You should send your check payable to “The Torray Fund” with a completed account application to the Fund’s transfer agent:

Mailing Address The Torray Fund c/o PFPC Inc. P.O. Box 9803 Providence, RI 02940-8003	Courier Address The Torray Fund c/o PFPC Inc. 760 Moore Road King of Prussia, PA 19406

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Additional purchases can be made for $500 or more and should be sent to:

Mailing Address The Torray Fund c/o PFPC Inc. P.O. Box 9803 Providence, RI 02940-8003	Courier Address The Torray Fund c/o PFPC Inc. 760 Moore Road King of Prussia, PA 19406

Please remember to include your account number on your check.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $10,000. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

To open a related account you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

You may also buy shares through a broker or other financial institution and may be charged a fee for their services. Such brokers and other financial institutions may designate other entities to receive purchase and redemption orders on behalf of the Fund.

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Mailing Address The Torray Fund c/o PFPC Inc. P.O. Box 9803 Providence, RI 02940-8003	Courier Address The Torray Fund c/o PFPC Inc. 760 Moore Road King of Prussia, PA 19406

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

If your address of record has changed within the last 30 days of receipt of your redemption request, you may be required to obtain a medallion signature guarantee.

To redeem by telephone you can call 1-800-626-9769.

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Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

Redemptions (including all IRA transfers) sent to an address other than the address of record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. Redemption requests, bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•	To redeem your shares if your account balance falls below $10,000 as a result of redemptions. You will receive 30 days notice to increase the value of your account to $10,000 before the account is closed.

•	To refuse any purchase order.

•	To refuse third-party checks for purchases of shares.

•	To change or waive the Fund’s investment minimums.

•	To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To require additional documentation or a medallion signature guarantee on any redemption request.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address on page 5. You

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can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may a required to open accounts for corporations and other entries.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNT STATEMENTS

The Fund provides you with:

•	A confirmation statement after each transaction.

•	An account statement reflecting your transactions for the calendar quarter.

•	An account statement reflecting your annual transactions.

•	By January 31 of each year, certain tax information which is also filed with the Internal Revenue Service.

Also, you may view your quarterly and annual statements on the Fund’s web site at www.torray.com.

Disclosure of Fund Portfolio Holdings

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the SAI.

TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying

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dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. The manager’s buy and hold strategy may act to limit the realization of short-term gains, and defer the realization of long-term gains. Each redemption of Fund shares is a taxable event. You should consult a tax advisor regarding your investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year ended 12/31/04	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/01	Year ended 12/31/00
PER SHARE DATA
Net Asset Value, Beginning of Period	$39.980	$32.240	$37.530	$39.790	$44.310
Income From Investment Operations:
Net Investment Income	0.165	0.220	0.205	0.172	0.265
Net Gains (Losses) on Securities (both realized and unrealized)	2.523	7.864	(5.083)	(0.489)	(1.730)

Total from Investment Operations	2.688	8.084	(4.878)	(0.317)	(1.465)
Less Distributions:
Dividends (from Net Investment Income)	(0.165)	(0.220)	(0.205)	(0.184)	(0.253)
Distributions (from Capital Gains)	(1.423)	(0.124)	(0.207)	(1.759)	(2.802)

Total Distributions	(1.588)	(0.344)	(0.412)	(1.943)	(3.055)

Net Asset Value, End of Period	$41.080	$39.980	$32.240	$37.530	$39.790

Total Return(1)	6.90%	25.19%	(13.05%)	(0.52%)	(3.38%)

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000’s omitted)	$1,734,500	$1,655,279	$1,367,536	$1,638,814	$1,820,972
Ratio of Expenses to Average Net Assets	1.08%	1.11%	1.07%	1.07%	1.06%
Ratio of Net Income to Average Net Assets	0.41%	0.62%	0.58%	0.45%	0.64%
Portfolio Turnover Rate	27.12%	37.11%	22.52%	37.56%	45.44%

(1)	Past performance is not predictive of future performance.

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INVESTMENT ADVISOR

The Torray Corporation

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting, & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of the prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Report to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI or Reports to Shareholders by request and without charge by contacting the Fund at 1-800-443-3036, in writing to The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 or on the Fund’s web site at www.torray.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained upon payment of a duplicating fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Torray Fund - 811-06096

The

TORRAY

FUND

PROSPECTUS

May 2, 2005

PROSPECTUS

May 2, 2005

The Torray Institutional Fund

The Torray Institutional Fund is a no-load mutual fund managed by The Torray Corporation.

Minimum Investment: $5 million

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary

is a criminal offense.

ABOUT THE FUND

Investment Goal

The Torray Institutional Fund’s goal is to build investor wealth over extended periods. Since the vast majority of its shareholders are tax-exempt organizations, the Fund, despite its emphasis on a buy and hold approach, may, for various reasons, elect to realize both short and long-term gains without regard to their potential impact on taxable investors.

There is no guarantee that this objective will be achieved.

Principal Investment Strategy and Policies

The manager’s strategy is to invest in high quality companies that have a record of increasing sales and earnings, and to hold them as long as their fundamentals remain intact. Capable management and sound finances are critical considerations in the selection process.

The primary focus is on business analysis. No attempt is made to forecast market trends or to time the Fund’s investments based on prevailing opinions about the market’s outlook. Ordinarily 90% or more of assets will be invested in common stocks, preferred stocks, and securities convertible into common stocks with the balance held in fixed-income securities, U.S. Treasury securities or other cash equivalents. The Fund usually holds between 25 and 40 stocks. The Fund may invest in the securities of issuers of all sizes and market capitalizations. Positions in individual issuers will generally not exceed 8% of assets and in industry groupings, 25%.

The manager recognizes that economic value lies in businesses, not stocks. History shows the shares of companies that generate rising earnings go up over time, and it is these the Fund seeks to invest in. Quality companies with successful track records that have fallen from investor favor can be of interest if the manager determines the cause or causes of investor disaffection are temporary and the share prices fail to reflect The Torray Corporation’s assessment of their intrinsic value. However, companies with poor records or those that suffer reversals deemed likely to be permanent are avoided regardless of how “cheap” their shares may appear.

Investments are made when it is believed that a company’s long-term outlook is sound and the shares are fairly priced.

Investors in search of unrealistically high returns or quick profits, or to whom quarterly performance is important, should not invest in The Torray Institutional Fund.

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The Fund’s goal and investment strategy can be changed without shareholder approval.

MAIN RISKS

The Torray Institutional Fund’s investors face the risk that the manager’s business analyses prove faulty. The Fund’s portfolio is more concentrated than that of the typical mutual fund. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other funds are rising. Beyond that possibility there is always a risk that money may be lost on investments in equity mutual funds. This is so because stock prices fluctuate—sometimes widely—in response to many factors including, but not limited to, company-specific and industry-wide fundamentals, inflation, interest rates investor psychology and so on. Investors that sell, whether through need or choice after prices have fallen obviously will realize less, and depending upon the original cost of their shares, may suffer a loss.

PERFORMANCE

Below are a chart and table showing the Fund’s performance and they illustrate the risks of investing in the Fund. The bar chart illustrates how the Fund’s returns have varied from year to year. The table provides the Fund’s return both on a before-tax and an after-tax basis and compares the Fund’s performance against the performance of an unmanaged market index. These figures assume that all distributions were reinvested. It is important to remember that the Fund’s past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

	2002	2003	2004
The Torray Institutional Fund	-12.73%	26.16%	6.96%

Annual Total Return (%) as of 12/31

The Fund’s best return for a calendar quarter was 16.63% in the second quarter of 2003, and the worst return for a calendar quarter was a loss of 13.84% in the third quarter of 2002.

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Average Annual Total Returns as of 12/31/04

	1 Year	Since Inception
The Torray Institutional Fund
Return Before Taxes	6.96%	5.96%
Return After Taxes on Distributions*	6.70%	5.55%
Return After Taxes on Distributions and Sale of Fund Shares*	4.85%	4.92%

S&P 500 Index** (reflects no deduction for fees, expenses, or taxes)	10.87%	1.43%

*	After-tax returns are calculated using the historically highest individual federal marginal income tax rates (which for these purposes is 35% for the 1 year return) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
**	The S&P 500 Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the deduction of taxes or management fees and other expenses typically incurred by mutual funds. Investors can only invest in the index by purchasing index mutual funds. These funds do charge management fees and incur other expenses. Investors in taxable accounts who buy an index fund and subsequently sell it for a profit will be subject to a similar tax liability and consequent reduction in after-tax return as that indicated in the example of The Torray Institutional Fund’s after-tax return illustrated above.

FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee*	0.85%

Total Annual Fund Operating Expenses	0.85%

*	The Fund pays the manager a single comprehensive management fee which covers all operating expenses of the Fund including the investment advisory and management services provided by the manager as well as all miscellaneous costs incurred in connection with the ongoing operation of the Fund, including transfer agency, custody, professional and registration fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example uses the same

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assumptions that are in all mutual fund prospectuses: a $5,000,000 investment, a 5% return and fund expenses that remain the same each year. The figures shown in this example are entirely hypothetical. They are not representations of past or future performance or expenses. Your actual costs and returns may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$43,382	$135,621	$235,676	$524,485

FUND MANAGEMENT

The Fund’s manager is The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, which also manages The Torray Fund, a no-load mutual fund that began operations on January 1, 1991. Robert E. Torray has served as President of the manager since 1990. Mr. Torray is also the Chairman of Robert E. Torray & Co. Inc., which he founded on May 1, 1972, and which is a manager of large institutional separate accounts ranging in size between $5.9 million and $716 million on behalf of Fortune 100 companies, labor unions, foundations and endowments and state and municipal governments. Douglas C. Eby, the Fund’s co-manager, joined The Torray Corporation in 1992. He serves as its Executive Vice President and is also President of Robert E. Torray & Co. Inc. Robert E. Torray & Co. Inc. and The Torray Corporation (together The Torray Companies) share the same management, staff and offices. Mr. Torray is 68 and Mr. Eby is 45. As co-managers, Mr. Torray and Mr. Eby share equally in the day-to-day management of the Fund’s investment portfolio.

The manager provides investment advice and portfolio management services and oversees the administration of the Fund. The manager received 0.85% of the Fund’s average daily net assets as compensation for these services for the fiscal year ended December 31, 2004.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

Prior Performance of the Manager’s Comparable Accounts

The table below sets forth performance data relating to the historical performance of (i) The Torray Fund, a no-load mutual fund advised and managed by the manager which has substantially similar investment objectives, policies and strategies as the Fund and (ii) The Robert E. Torray & Co., Inc. Composite, a composite of separately managed investment advisory accounts managed at all times under the supervision of Mr. Robert E. Torray, President of the manager, and other principals of the manager, since May 1, 1972 and which have substantially similar investment objectives, policies and strategies as the Fund. These are the only two accounts other than the Fund that are managed in this investment strategy by the manager and its principals.

The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary.

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Average Annual Total Return Through December 31, 2004

	Past One Year	Past Five Years		Past Ten Years	Past Thirty Two Years
The Torray Fund(1)	6.90%		2.26%	14.86%	n/a
Robert E. Torray & Co. Inc. Composite(2)	7.14%		4.30%	15.73%	14.10%

S&P 500 Composite Stock Index(3)	10.87%	-	2.30%	12.07%	11.14%

(1)	The performance information for The Torray Fund reflects its actual fees and expenses which totaled 1.08% for its fiscal year ended December 31, 2004.
(2)	The performance information for the Composite is the gross total return of the Composite, as adjusted to reflect all applicable account fees including the highest advisory fee charged to the manager’s private advisory accounts. The accounts in the Composite were not subject to the requirements of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance.
(3)	The S&P 500 Composite Stock Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the fees and expenses typically incurred by mutual funds. Results include reinvested dividends.

PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 PM eastern time) will be processed at the net asset value next determined. Net asset value per share is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s board of trustees.

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

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The minimum initial purchase is $5,000,000. You should send your check payable to “The Torray Institutional Fund” with a completed account application to the Fund’s transfer agent:

Mailing Address

The Torray Institutional Fund

c/o PFPC Inc.

P.O. Box 9803

Providence, RI 02940-8003

Courier Address

The Torray Institutional Fund

c/o PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

1-800-626-9769

Additional purchases should be sent to the applicable address.

Please remember to include your account number on your check.

Wire Instructions

PNC Bank, Philadelphia, PA

ABA#: 031000053

FFC: Account Number: 86-1559-7284

Attn: The Torray Institutional Fund

[Your institution’s name]

[Your account number]

You may also buy shares through a broker or other financial institution and may be charged a fee for their services. Such brokers and other financial institutions may designate other entities to receive purchase and redemption orders on behalf of the Fund. The manager may make payments to such companies out of its own resources to compensate these companies for certain administrative services provided in connection with the Fund.

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

The Torray Institutional Fund

c/o PFPC Inc.

P.O. Box 9803

Providence, RI 02940-8003

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If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

Redemptions sent to an address other than the address of record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. A redemption request bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•	To redeem your shares if your account balance falls below $5,000,000 as a result of redemptions. You will receive 30 days notice to increase the value of your account to $5,000,000 before the account is closed.

•	To refuse any purchase order.

•	To refuse third-party checks for purchases of shares.

•	To change or waive the Fund’s investment minimums.

•	To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

•	To accept an initial order for less than $5,000,000 upon the discretion of the manager.

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Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address on page 6. You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses, and (d) incur additional tax liability. The Fund therefore discourages frequent purchase and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund’s ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Disclosure of Fund Portfolio Holdings

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the SAI.

TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

Currently effective tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. The manager’s buy and hold strategy may act to limit the realization of short-term gains, and defer the realization of long-term gains. Each redemption of Fund shares is a taxable event. You should consult a tax advisor regarding your investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request.

	Year ended 12/31/2004	Year ended 12/31/2003	Year ended 12/31/2002	Period ended 12/31/2001(1)
PER SHARE DATA
Net Asset Value, Beginning of Period	$110.520	$89.490	$103.300	$100.000
Income from Investment Operations:
Net Investment Income	0.588	0.671	0.679	0.359
Net Gains (Losses) on Securities (both realized and unrealized)	7.025	22.586	(13.810)	3.555

Total from Investment Operations	7.613	23.257	(13.131)	3.914
Less Distributions:
Dividends (from Net Investment Income)	(0.588)	(0.671)	(0.679)	(0.359)
Distributions (from Capital Gains)	(1.255)	(1.556)	(0.000)	(0.255)

Total Distributions	(1.843)	(2.227)	(0.679)	(0.614)

Net Asset Value, End of Period	$116.290	$110.520	$89.490	$103.30

Total Return(2)	6.96%	26.16%	(12.73%)	3.99	%**

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000’s omitted)	$1,012,566	$598,183	$137,715	$50,684
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85	%*
Ratio of Net Income to Average Net Assets	0.56%	0.80%	0.85%	0.76	%*
Portfolio Turnover Rate	16.12%	22.20%	6.87%	8.84	%*

*	Annualized
**	Non-annualized
(1)	The Fund commenced operations on June 30, 2001.
(2)	Past performance is not predictive of future performance.

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INVESTMENT ADVISOR

The Torray Corporation

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting, & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

TRANSFER AGENT

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406-1212

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of the prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Report to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI or Reports to Shareholders by request and without charge by contacting the Fund at 1-800-443-3036, in writing to The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 or on the Fund’s web site at www.torray.com

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website (http://www.sec.gov). Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained upon payment of a duplicating fee by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Torray Fund - 811-06096

The

TORRAY

INSTITUTIONAL

FUND

PROSPECTUS

May 2, 2005

THE TORRAY FUND

STATEMENT OF ADDITIONAL INFORMATION

May 2, 2005

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for The Torray Fund (the “Fund”) dated May 2, 2005. A copy of the Prospectus may be obtained by writing The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, or by telephoning toll free at 1-800-443-3036. The Fund’s most recent annual report is a separate document and includes the Fund’s audited financial statements, which are incorporated by reference into this Statement of Additional Information.

The Fund is a separate series of The Torray Fund (the “Trust”). The Trust currently consists of two separate investment series.

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2

Investment Objective, Policies, Risks, Restrictions, and Liabilities

Investment Objective

The Torray Fund (the “Fund”) is a diversified, open-end mutual fund. The Fund’s goals are to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long and short-term gains. There is no guarantee that the Fund will achieve these objectives.

Equity Securities.    Since it purchases equity securities, including common stocks, preferred stocks and securities convertible into common stocks, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time, and that prices of the Fund’s equity securities may fluctuate from day-to-day. Historically, the stock markets have moved in cycles. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The stock prices of these companies may suffer a decline in response. These factors contribute to price volatility. Therefore, in order to be successful, investors must accept the fact that although the stocks of good companies generally will rise over long periods, they can trade at virtually any price in the short run.

Fixed-Income Securities.    The Fund may invest up to 5% of its assets in fixed-income securities consisting of corporate notes, bonds and indentures, which may include convertible notes and bonds. Fixed-income securities are subject to interest rate risk which refers to the risk that the value of the Fund’s fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value in response to the movement in interest rates. The Fund is not limited with respect to the investment rating of the fixed-income securities in which it may invest and it may therefore purchase securities with investment ratings below investment grade. Securities that are rated below investment grade are subject to risks related to the credit quality of the issuer of the security. Such high yield/high risk securities are further subject to the risk that changes in economic conditions could lead to a weakened capacity of the issuers of the securities to make principal and interest payments, which is not necessarily the case with issuers of higher rated securities.

U.S. Treasury Securities.    The Fund is free to invest in U.S. Treasury Securities of varying maturities. There are usually no brokerage commissions as such paid by the Fund in connection with the purchase of such instruments. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. See “Brokerage Services,” for a discussion of underwriters’ commissions and dealers’ spreads involved in the purchase and sale of such instruments.

The investment objective and policies of the Fund set forth above and in the Prospectus may be changed without shareholder approval.

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Investment Restrictions

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)	Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

(2)	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)	Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7)	Purchase or sell commodities or commodity contracts, including future contracts.

(8)	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

(9)	Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

(10)	Acquire more than 10% of the voting securities of any issuer.

(11)	Concentrate more than 25% of the value of its total assets in any one industry.

(12)	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the Commission.

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It is contrary to the Fund’s present policy, which may be changed by the Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund’s present policy to:

(1)	Invest more than 10% of the Fund’s net assets (taken at current value) in securities which at the time of such investment are not readily marketable.

(2)	Write (sell) or purchase options.

(3)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(4)	Make investments for the purpose of gaining control of a company’s management.

All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Management of the Fund

The Trust is overseen by a board of trustees, who has delegated the day-to-day management to the officers of the Trust. The board meets regularly to review the Fund’s activities, contractual arrangements, and performance. The Trustees and officers serve until their successors are elected and qualified, or until the trustee or officer dies, resigns or is removed, or becomes disqualified.

Information regarding the Trustees and officers of the Trust is provided below. As used in this Statement of Additional Information, “Fund Complex” includes both series of the Trust, The Torray Fund and The Torray Institutional Fund.

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Independent Trustees

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Bruce C. Ellis DOB: 7/20/44	Trustee since 1993	Private Investor Bethesda, MD	2	N/A

Robert P. Moltz DOB: 10/3/47	Trustee since 1990	President, CEO, Weaver Bros. Insurance Assoc., Inc., Bethesda, MD	2	N/A

Roy A. Schotland DOB: 3/18/33	Trustee since 1990	Professor of Law, Georgetown University Law Center, Washington, D.C.	2	Director, Custodial Trust Co., a Bear Stearns subsidiary

Wayne H. Shaner DOB: 8/23/47	Trustee since 1993	Managing Partner, Rockledge Partners, LLC, Investment Advisory Firm, Bethesda, Maryland; Prior to January 1, 2004, Vice President, Investments, Lockheed Martin Corporation and Lockheed Martin Investment Management Company, Bethesda, MD	2	N/A

Patricia Kavanagh, M.D. DOB: 11/1/49	Trustee since 2002	Medical Doctor, Resident, Neurological Institute at Columbia Presbyterian Medical Center, New York, NY	2	N/A

Carl C. MacCartee, Jr., M.D. DOB: 1/9/41	Trustee since 2002	Medical Doctor, MacCartee, Haas, Grossman, Connell & Shaffer, M.D., P.A., Chevy Chase, MD	2	N/A

Charlene R. Nunley DOB: 9/26/50	Trustee since 2002	President, Montgomery College, Rockville, MD	2	N/A

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Interested Trustees and Officers of the Trust

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
William M Lane* DOB: 5/21/50	Chairman of the Board, President and Secretary of the Trust since 1990	Vice President, Secretary and Treasurer, Robert E. Torray & Co. Inc.; Vice President and Secretary, The Torray Corporation, Bethesda, MD	2	N/A

Douglas C. Eby* DOB: 7/28/59	Vice President and Treasurer of the Trust since 1993 and Trustee since 2002	President, Robert E. Torray & Co. Inc.; and Vice President and Treasurer, The Torray Corporation, Bethesda, MD	2	Director, Markel Corporation, Richmond, VA

Robert E. Torray* DOB: 4/10/37	Trustee since 2002	Chairman, Robert E. Torray & Co. Inc.; President, The Torray Corporation, Bethesda, MD	2	Director, CarrAmerica Realty, Washington, D.C.

*	Messrs. Lane, Eby and Torray, by virtue of their employment with The Torray Corporation, the Trust’s investment adviser, are considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The mailing address of the Trustees and officers of the Trust is c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814.

The Board has an Audit Committee and a Nominating and Corporate Governance Committee, both of which are comprised of all of the Board’s Independent Trustees. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Nominating and Corporate Governance Committee evaluates the qualifications of Board member candidates and makes nominations for Independent Trustee membership on the Board. The Committee does not generally consider nominees recommended by shareholders. This Committee also oversees the Board governance process and has responsibility for periodically reviewing Board composition, Board compensation, Board committees and related Board process matters relating to Board governance practices. During the fiscal year ended December 31, 2004, the Audit Committee met once and the Nominating and Corporate Governance Committee did not meet.

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For the fiscal year ended December 31, 2004, the dollar range of equity securities owned by each Trustee in the Fund and the Fund Complex is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Bruce C. Ellis	Over $100,000	Over $100,000
Robert P. Moltz	Over $100,000	Over $100,000
Roy A. Schotland	Over $100,000	Over $100,000
Wayne H. Shaner	$0	$0
Dr. Patricia Kavanagh	$10,000 - 50,000	$10,000 - 50,000
Dr. Carl C. MacCartee, Jr.	Over $100,000	Over $100,000
Dr. Charlene R. Nunley	$0	$0

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
William M Lane	Over $100,000	Over $100,000
Douglas C. Eby	Over $100,000	Over $100,000
Robert E. Torray	Over $100,000	Over $100,000

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any errors and omissions to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each Trustee who is not an “interested person” of the Trust receives an annual fee of $10,000, plus $1,000 for each Trustees’ meeting attended. The salaries and expenses of each of the Trust’s officers are paid by the Manager. Messrs. Lane, Eby and Torray as stockholders and/or officers of the Manager, will benefit from the management fees paid by the Fund.

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The following table exhibits Trustee compensation for the fiscal year ended December 31, 2004.

Name of Trustee	Aggregate Compensation from the Fund	Aggregate Compensation from Fund Complex
Bruce C. Ellis	$11,000	$14,500
Robert P. Moltz	$12,000	$15,500
Roy A. Schotland	$12,000	$14,500
Wayne H. Shaner	$12,000	$15,500
Dr. Patricia Kavanagh	$12,000	$15,500
Dr. Carl C. MacCartee, Jr.	$12,000	$15,500
Dr. Charlene R. Nunley	$12,000	$15,500
William M Lane*	$0	$0
Douglas C. Eby*	$0	$0
Robert E. Torray*	$0	$0

*	Messrs. Lane, Eby and Torray are considered to be “interested persons” of the Trust and therefore are not compensated for their service as Trustee.

As of March 31, 2005, the Trustees, officers, and affiliated persons of the Fund, as a group, owned 4.83% of the outstanding shares of the Fund.

As of March 31, 2005 the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding shares of the Fund:

Shareholder*	# of Shares	% of Fund
Charles Schwab & Co., Inc.	9,905,100	24.92%
FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104

National Financial Services, Corp.	4,568,973	11.49%
200 Liberty Street 5th Floor New York, NY 10281

*	A party holding in excess of 25% of the outstanding voting securities of a fund may be deemed to control the fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

Investment Manager and Other Services

The Manager

Under a written management contract (“Management Agreement”) between the Fund and the Manager, subject to such policies as the Trustees of the Fund may

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determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days notice by the Manager to the Fund. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of “Torray” may be withdrawn.

The Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

Advisory Fees Paid
2002	2003	2004
$15,115,112	$14,702,558	$16,893,454

The Management Agreement provides that the manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

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Robert E. Torray and Douglas C. Eby are co-managers of the Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Robert E. Torray	1	$1,011	1	$15	36	$3,895	$6,656
Douglas C. Eby	1	$1,011	1	$15	36	$3,895	$6,656

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers at the Manager may manage accounts for multiple clients. The portfolio managers manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by the Manager, the incentives associated with any given account may be higher or lower than those associated with other accounts. The Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Manager monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with the Manager’s Code of Ethics.

Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Manager for the given time period.

The dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio managers as of December 31, 2004 is as follows:

Portfolio Manager	Dollar Range of Equity Securities of The Fund Beneficially Owned
Robert E. Torray	Over $1,000,000
Douglas C. Eby	$100,001-500,000

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund is required, on an annual basis, to consider the continuation of the Management Agreement with the Manager, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940

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specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Management Agreement, and it is the duty of the Manager to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Management Agreement, the Board of Trustees requested, and the Manager provided, information and data relevant to the Board’s consideration. This included materials that provided the Board with information regarding the investment performance of the Fund and information regarding the fees and expenses of the Fund, as compared to other similar mutual funds.

Among the factors the Board considered was the overall performance of the Fund relative to the performance of other mutual funds with similar investment objectives on both a long-term basis and over shorter time periods, and the Board took note of the fact that the performance results achieved by the Manager for the Fund were favorable on both a short-term and on a long-term basis and that the Manager produced these results in a manner consistent with the stated investment objective and policies of the Fund. The Board also took note of the long-term relationship between the Manager and the Fund and the efforts that have been undertaken by the Manager to foster the growth and development of the Fund since its inception, during which time the Fund has experienced consistently favorable investment results on a comparative basis and steady growth in assets. The Board compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund compare favorably with industry averages for funds of similar size. They noted the range of investment advisory and management services provided by the Manager to the Fund and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. They also took note of the fact that the Fund is not subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees, which helps to keep the overall expense to shareholders of investing in the Fund lower. The Board also reviewed financial information concerning the Manager relating to its operation of the Fund, noting the overall profitability of the relationship with the Fund to the Manager and the financial soundness of the Manager as demonstrated by the financial information provided. The Board also considered the fact that the Manager provides investment advisory services solely to the Trust, and the Board discussed with representatives of the Manager the fees charged by its other affiliated investment advisers to their clients for investment advisory services that are similar to the advisory services provided to the Fund by the Manager, and it was noted that the fees charged by such affiliates were reasonable based on the relevant circumstances of the types of accounts involved. In addition, the Board reviewed with the Manager information regarding its brokerage practices, including soft dollar matters, which the Manager does not have any agreements to do, and its best execution procedures, which the Board noted were reasonable and consistent with standard industry practice.

In reaching their conclusion with respect to the continuation of the Management Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment

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performance of the Fund, the commitment of the Manager to the successful operation of the Fund, and the level of expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management Agreement are fair and reasonable and the Board voted to renew the Management Agreement for an additional one-year period.

The manager is a Maryland corporation organized in 1990. Approximately fifty-nine (59%) of the outstanding voting shares of the manager is owned by Robert E. Torray.

Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the manager has also adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

Other Services

Custodian and Transfer Agent. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, is the custodian for the Fund. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 serves as transfer agent and shareholder servicing agent to the Fund.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm is Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102.

Fund Counsel. Dechert LLP, 1775 I Street, N.W. Washington, D.C. 20006, serves as counsel to the Trust.

Distributions

Distributions from Net Investment Income. The Fund pays out substantially all of its net investment income, (i.e., dividends, interest it receives from its investments,

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and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income quarterly.

Distributions of Capital Gains. The Fund’s policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

Brokerage Services

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the manager places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the manager may receive research, statistical and quotation services from brokers with which the Fund’s portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the manager are not reduced because it receives such services.

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As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the manager may cause the Fund to pay a broker which provides “brokerage and research services” (as defined in the Act) to the manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the manager to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The total brokerage commissions paid for the fiscal years ended December 31, 2002, 2003 and 2004 were $1,174,893, $1,768,631 and $1,065,876, respectively.

Organization and Capitalization of the Fund

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 19, 1990. The Trust’s fiscal year ends on December 31 of each year.

Redemption of Shares and Determination of Net Asset Value

How to Redeem Shares

The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption “How to Redeem.” Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange is open. Proceeds will normally be forwarded on the next day on which the New York Stock Exchange is open; however, the Fund reserves the right to take up to seven days to make payment if, in the judgment of the manager, the Fund could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected.

The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

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It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in the Fund falls below a specified level, currently set at $10,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder’s account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

How Net Asset Value is Determined

The net asset value per share of the Fund is determined once on each day on which the New York Stock Exchange is open, as of the close of the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported—and in the case of certain securities traded over-the-counter—the last reported bid price. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (the “NOCP”) instead of the last reported sales price.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

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Generally, trading in U.S. Government Securities is substantially completed each day at various times prior to the close of the Exchange. The value of such securities used for determining the Fund’s net asset value per share is computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Taxes

All dividends and distributions of the Fund, whether received in shares or cash, are taxable to the Fund’s shareholders and must be reported by each shareholder on his federal income tax return. Although a dividend or capital gains distribution received after the purchase of the Fund’s shares reduces the net asset value of the shares by the amount of the dividend or distribution, it will be treated as a distribution, and will be subject to federal income taxes as a dividend, ordinary income or, if properly designated by the Fund, as long-term capital gain. Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. In general, any gain or loss realized upon a taxable disposition of Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased by the shareholder within 30 days before or after the disposition.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) each year distribute at least 90% of its “investment company taxable income,” which, in general, consists of investment income and short-term capital gains; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund’s

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assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. The Fund currently has no intention or policy to distribute amounts in excess of its earnings and profits.

Distributions from the Fund will qualify for the dividends-received deduction for corporations to the extent that the Fund’s gross income was derived from qualifying dividends from domestic corporations.

Annually, shareholders will receive information as to the tax status of distributions made by the Fund in each calendar year.

The Fund is required to withhold and remit to the U.S. Treasury 28% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

The foregoing relates to federal income taxation of United States citizens or residents. It does not apply to anyone who may be in a special tax situation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Fund is organized as a Massachusetts business trust. Under current law, as long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts.

Calculation of Return and Performance Comparisons

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions

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are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $10,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $10,000 investment and annualizing the result for periods of less than one year.

The average annual total return (before taxes) for the Fund from commencement of investment operations (December 31, 1990) through December 31, 2004 was 14.08%, and the Fund’s average annual total return (before taxes) for the one-year, five-year and ten-year periods ended December 31, 2004 was 6.90%, 2.26% and 14.86%, respectively.

Performance Comparisons

The Fund may from time to time include its Total Return in information furnished to present or prospective shareholders. The Fund may from time to time also include its Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having the same investment objective as the Fund.

Proxy Voting

The Board of Trustees of the Fund has adopted a proxy voting policy and procedures (the “Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Manager and adopted the Manager’s proxy voting policy and procedures which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the Manager or any of its affiliates or any affiliate of the Fund, the Manager will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Manager on the appropriate course of action. The Manager generally reviews each matter on a case-by- case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Manager may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Manager will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the Manager or any of its affiliate or any affiliate of the Fund

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by maintaining a list of significant existing and prospective corporate clients. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-443-3036 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund’s portfolio securities. In order to protect the confidentiality of the Fund’s portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Fund’s investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar, Inc., Lipper Analytical Services, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.torray.com.

Whenever portfolio holdings disclosure made pursuant to the Fund’s procedures involves a conflict of interest between the Fund’s shareholders and the Fund’s Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting. Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

Financial Statements

The financial statements for the Fund for the year ended December 31, 2004, including notes thereto and the report of Briggs Bunting & Dougherty, LLP have been filed with the SEC and are incorporated by reference into this Statement of Additional Information.

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THE TORRAY FUND

STATEMENT OF ADDITIONAL INFORMATION

FOR THE TORRAY INSTITUTIONAL FUND

May 2, 2005

This Statement of Additional Information (“SAI”) is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for The Torray Institutional Fund (the “Fund”) dated May 2, 2005. A copy of the Prospectus may be obtained by writing The Torray Corporation, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, or by telephoning toll free at 1-800-443-3036. The Fund’s annual report is a separate document and includes the Fund’s audited financial statements, which are incorporated by reference into this Statement of Additional Information.

The Fund is a separate investment series of The Torray Fund (the “Trust”). The Trust currently consists of two separate investment series.

Investment Objective, Policies, Risks, Restrictions and Liabilities

Investment Objective

The Torray Institutional Fund (the “Fund”) is a diversified, open-end mutual fund. The Fund’s goal is to build investor wealth over extended periods. There is no guarantee that the Fund will achieve this objective.

Equity Securities.    Since it purchases equity securities, including common stocks, preferred stocks and securities convertible into common stocks, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time, and that prices of the Fund’s equity securities may fluctuate from day-to-day. Historically, the stock markets have moved in cycles. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The stock prices of these companies may suffer a decline in response. These factors contribute to price volatility. Therefore, in order to be successful, investors must accept the fact that although the stocks of good companies generally will rise over long periods, they can trade at virtually any price in the short run.

Fixed-Income Securities.    The Fund may invest up to 5% of its assets in fixed-income securities consisting of corporate notes, bonds and indentures, which may include convertible notes and bonds. Fixed-income securities are subject to interest rate risk which refers to the risk that the value of the Fund’s fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value in response to the movement in interest rates. The Fund is not limited with respect to the investment rating of the fixed-income securities in which it may invest and it may therefore purchase securities with investment ratings below investment grade. Securities that are rated below investment grade are subject to risks related to the credit quality of the issuer of the security. Such high yield/high risk securities are further subject to the risk that changes in economic conditions could lead to a weakened capacity of the issuers of the securities to make principal and interest payments, which is not necessarily the case with issuers of higher rated securities.

U.S. Treasury Securities.    The Fund is free to invest in U.S. Treasury Securities of varying maturities. There are usually no brokerage commissions as such paid by the Fund in connection with the purchase of such instruments. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. See “Brokerage Services,” for a discussion of underwriters’ commissions and dealers’ spreads involved in the purchase and sale of such instruments.

The investment objective and policies of the Fund set forth above and in the Prospectus may be changed without shareholder approval.

Investment Restrictions

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)	Borrow money or issue senior securities, except that the Fund may borrow up to 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

(2)	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)	Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7)	Purchase or sell commodities or commodity contracts, including future contracts.

(8)	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

(9)	Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

(10)	Acquire more than 10% of the voting securities of any issuer.

(11)	Concentrate more than 25% of the value of its total assets in any one industry.

(12)	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, by SEC exemptive order, or by the Commission.

It is contrary to the Fund’s present policy, which may be changed by the Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund’s present policy to:

(1)	Invest more than 10% of the Fund’s net assets (taken at current value) in securities which at the time of such investment are not readily marketable.

(2)	Write (sell) or purchase options.

(3)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(4)	Make investments for the purpose of gaining control of a company’s management.

All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Management of the Fund

The Trust is overseen by a board of trustees, who has delegated day-to-day management to the officers of the Trust. The board of trustees meets regularly to review the Fund’s activities, contractual arrangements, and performance. The Trustees and officers serve until their successors are elected or qualified, or until the trustee or officer dies, resigns, is removed, or becomes disqualified.

Information regarding the Trustees and officers of the Trust is provided below. As used in this Statement of Additional Information, “Fund Complex” includes both series of the Trust, The Torray Fund and The Torray Institutional Fund.

Independent Trustees

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Bruce C. Ellis DOB: 7/20/44	Trustee since 1993	Private Investor Bethesda, MD	2	N/A

Robert P. Moltz DOB: 10/3/47	Trustee since 1990	President, CEO, Weaver Bros. Insurance Assoc. Inc., Bethesda, MD	2	N/A

Roy A. Schotland DOB: 3/18/33	Trustee since 1990	Professor of Law, Georgetown University Law Center, Washington, D.C.	2	Director, Custodial Trust Co., a Bear Stearns subsidiary

Wayne H. Shaner DOB: 8/23/47	Trustee since 1993	Managing Partner, Rockledge Partners, LLC, Investment Advisory Firm, Bethesda, Maryland; Prior to January 1, 2004, Vice President, Investments, Lockheed Martin Corporation and Lockheed Martin Investment Management Company, Bethesda, MD	2	N/A

Patricia Kavanagh, M.D. DOB: 11/1/49	Trustee since 2002	Medical Doctor, Resident, Neurological Institute at Columbia Presbyterian Medical Center New York, NY	2	N/A

Carl C. MacCartee, Jr., M.D. DOB: 1/9/41	Trustee since 2002	Medical Doctor, MacCartee, Haas, Grossman, Connell & Shaffer, M.D., P.A., Chevy Chase, MD	2	N/A

Charlene R. Nunley DOB: 9/26/50	Trustee since 2002	President, Montgomery College, Rockville, MD	2	N/A

Interested Trustees and Officers of the Trust

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
William M Lane* DOB: 5/21/50	Chairman of the Board, President and Secretary of the Trust since 1990	Vice President, Secretary and Treasurer, Robert E. Torray & Co. Inc.; Vice President and Secretary, The Torray Corporation, Bethesda, MD	2	N/A

Douglas C. Eby* DOB: 7/28/59	Vice President and Treasurer of the Trust since 1993 and Trustee since 2002	President, Robert E. Torray & Co. Inc.; and Vice President and Treasurer, The Torray Corporation, Bethesda, MD	2	Director, Markel Corporation, Richmond, VA

Robert E. Torray* DOB: 4/10/37	Trustee since 2002	Chairman, Robert E. Torray & Co. Inc.; President, The Torray Corporation, Bethesda, MD	2	Director, CarrAmerica Realty, Washington, D.C.

*	Messrs. Lane, Eby and Torray, by virtue of their employment with The Torray Corporation, the Trust’s investment adviser, are considered “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

The mailing address of the Trustees and officers of the Trust is c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814.

The Board has an Audit Committee and a Nominating and Corporate Governance Committee, both of which are comprised of all of the Board’s Independent Trustees. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Nominating and Corporate Governance Committee evaluates the qualifications of Board member candidates and makes nominations for Independent Trustee membership on the Board. The Committee does not generally consider nominees recommended by shareholders. This Committee also oversees the Board governance process and has responsibility for periodically reviewing Board composition, Board compensation, Board committees and related Board process matters relating to Board governance practices. During the fiscal year ended December 31, 2004, the Audit Committee met once and the Nominating and Corporate Governance Committee did not meet.

For the fiscal year ended December 31, 2004, the dollar range of equity securities owned by each Trustee in the Fund and the Fund Complex is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Bruce C. Ellis	$0	Over $100,000
Robert P. Moltz	Over $100,000	Over $100,000
Roy A. Schotland	$0	Over $100,000
Wayne H. Shaner	$0	$0
Dr. Patricia Kavanagh	$0	$10,000 - 50,000
Dr. Carl C. McCartee, Jr.	$0	Over $100,000
Dr. Charlene R. Nunley	$0	$0

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
William M Lane	Over $100,000	Over $100,000
Douglas C. Eby	$0	Over $100,000
Robert C. Torray	Over $100,000	Over $100,000

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any errors and omissions to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Each Trustee who is not an “interested person” of the Trust receives an annual fee of $10,000, plus $1,000 for each Trustees’ meeting attended. The salaries and expenses of each of the Trust’s officers are paid by the Manager. Messrs. Lane, Eby and Torray as stockholders and/or officers of the Manager, will benefit from the management fees paid by the Fund.

The following table exhibits Trustee compensation for the fiscal year ended December 31, 2004.

Name of Trustee	Aggregate Compensation from the Fund***	Total Compensation from the Fund Complex
Bruce C. Ellis	$3,500	$14,500
Robert P. Moltz	$3,500	$15,500
Roy A. Schotland	$2,500	$14,500
Wayne H. Shaner	$3,500	$15,500
Dr. Patricia Kavanagh	$3,500	$15,500
Dr. Carl C. MacCartee, Jr.	$3,500	$15,500
Dr. Charlene R. Nunley	$3,500	$15,500
William M Lane*	$0	$0
Douglas C. Eby*	$0	$0
Robert E. Torray*	$0	$0

*	Messrs. Lane, Eby and Torray are considered to be “interested persons” of the Trust and therefore are not compensated for their service as Trustee.
**	The Manager pays the Trustees’ compensation in connection with the Fund in accordance with the terms of the Management Agreement for the Fund, which provides that the Manager bears all expenses of the Fund, including the fees and expenses of the Trustees.

As of March 31, 2005, the Trustees, officers, and affiliated persons of the Fund, as a group, owned 1.42% of the outstanding shares of the Fund.

As of March 31, 2004 the following entity owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding shares of the Fund:

Shareholder	# of Shares	% of Fund
Charles Schwab & Co., Inc. FBO Schwab Customers 101 Montgomery Street San Francisco, CA 94104	1,250,294	12.81%

Prudential Investment Management Services FBO Mutual Fund Clients 194 Wood Avenue South Iselin, NJ 08830	4,717,792	48.33	%*

*	A party holding in excess of 25% of the outstanding voting securities of a fund may be deemed to control the fund based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted to shareholders for their consideration and approval.

Investment Manager and Other Services

The Manager

Pursuant to a written management contract (“Management Agreement”) between the Fund and the Manager, subject to such policies as the Trustees of the Fund may determine, the Fund pays the Manager a single comprehensive management fee at the annual rate of 0.85% of the Fund’s average daily net assets, which fee covers all operating expenses of the Fund including the investment advisory and management services provided by the Manager. Under the Management Agreement, the Manager furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

Pursuant to the Management Agreement, the Manager bears all expenses of the Fund, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and insurance premiums.

The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days notice by the Manager to the Fund. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of “Torray” may be withdrawn.

The Management Agreement provides that the manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Robert E. Torray and Douglas C. Eby are co-managers of the Fund. The following table lists the number and types of other accounts managed by each individual and assets under management in those accounts as of December 31, 2004:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed* ($ millions)
Robert E. Torray	1	$1,735	1	$15	36	$3,895	$6,656
Douglas C. Eby	1	$1,735	1	$15	36	$3,895	$6,656

*	If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

As indicated in the table above, portfolio managers at the Manager may manage accounts for multiple clients. The portfolio managers manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by the Manager, the incentives associated with any given account may be higher or lower than those associated with other accounts. The Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Manager monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with the Manager’s Code of Ethics.

Each portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Manager for the given time period.

The dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio managers as of December 31, 2004 is as follows:

Portfolio Manager	Dollar Range of Equity Securities of The Fund Beneficially Owned
Robert E. Torray	Over $	1,000,000
Douglas C. Eby		$0

In accordance with the Investment Company Act of 1940, the Board of Trustees of the Fund is required, on an annual basis, to consider the continuation of the Management Agreement with the Manager, and this must take place at an in-person meeting of the Board. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Management Agreement, and it is the duty of the Manager to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to renew the Management Agreement, the Board of Trustees requested, and the Manager provided, information and data relevant to the Board’s consideration. This included materials that provided the Board with information regarding the investment performance of the Fund and information regarding the fees and expenses of the Fund, as compared to other similar mutual funds.

Among the factors the Board considered was the overall performance of the Fund relative to the performance of other mutual funds with similar investment objectives for the period since the Fund’s inception on June 30, 2001, and the Board took note of the fact that the performance results achieved by the Manager for the Fund during this time period were favorable and that the Manager produced these results in a manner consistent with the stated investment objective and policies of the Fund. The Board also took note of the relationship between the Manager and the Fund since the Fund’s inception and the efforts that have been undertaken by the Manager to foster the growth and development of the Fund since that time, during which time the Fund has experienced consistently favorable investment results on a comparative basis and steady growth in assets. The Board compared expenses of the Fund to the expenses of other funds of similar size, noting that the expenses for the Fund compare favorably with industry averages for funds of similar size. In connection with their analysis, the Trustees took note of the fact that the Fund was established principally as an investment vehicle intended for use by institutional investors and that the Fund’s fee structure, which is an all-inclusive fee structure, is reflective of fees generally charged in the institutional marketplace. The Board also considered the fact that the Manager makes payments out of its own resources to certain intermediaries that provide services to their clients and customers that are invested in the Fund in order to compensate such intermediaries for the administrative services that they provide to their customers and clients that are invested in the Fund. They noted the range of investment advisory and management services provided by the Manager to the Fund and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. They also took note of the fact that the Fund is not subject to any sales loads, sales commissions or other similar fees, including Rule 12b-1 distribution fees. The Board also reviewed financial information concerning the Manager relating to its operation of the Fund, noting the overall profitability of the relationship with the Fund to the Manager and the financial soundness of the Manager as demonstrated by the financial information provided. The Board also considered the fact that the Manager provides investment advisory services solely to the Trust, and the Board discussed with representatives of the Manager the fees charged by its other affiliated investment advisers to their clients for investment advisory services that are similar to the advisory services provided to the Fund by the Manager, and it was noted that the fees charged by such affiliates were reasonable based on the relevant circumstances of the types of accounts involved. In addition, the Board reviewed with the Manager information regarding its brokerage practices, including soft dollar matters, which the Manager does not have any agreements to do, and its best execution procedures, which the Board noted were reasonable and consistent with standard industry practice.

In reaching their conclusion with respect to the continuation of the Management Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Fund, the commitment of the Manager to the successful operation of the Fund, and the level of expenses of the Fund, as being important elements of their consideration. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management Agreement are fair and reasonable and the Board voted to renew the Management Agreement for an additional one-year period.

The Manager is a Maryland corporation organized in 1990. Approximately fifty-nine percent (59%) of the outstanding voting shares of the manager is owned by Robert E. Torray.

Advisory Fees Paid
2002	2003	2004
$708,021	$2,979,689	$6,600,243

Code of Ethics

The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the manager has also adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

Other Services

Custodian and Transfer Agent.    PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, is the custodian for the Fund. PFPC Inc., 760 Moore Road, King of Prussia, PA 19406 serves as transfer agent and shareholder servicing agent to the Fund.

Independent Registered Public Accounting Firm.    The Fund’s independent registered public accounting firm is Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, PA 19102.

Fund Counsel.    Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

Distributions

Distributions from Net Investment Income.    The Fund pays out substantially all of its net investment income, (i.e., dividends, interest it receives from its investments, and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income quarterly.

Distributions of Capital Gains.    The Fund’s policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

Brokerage Services

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the Manager places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Manager may receive research, statistical and quotation services from brokers with which the Fund’s portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the Manager are not reduced because it receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager may cause the Fund to pay a broker which provides “brokerage and research services” (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Manager to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The total brokerage commissions paid for the fiscal years ended December 31, 2002, 2003 and 2004 was $161,382, $761,155 and $747,876, respectively.

Organization and Capitalization of the Fund

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 19, 1990. The Fund’s fiscal year ends on December 31 of each year.

Redemption of Shares And Determination of Net Asset Value

How to Redeem Shares

The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption “How to Redeem.” Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange is open. Proceeds will normally be forwarded on the next day on which the New York Stock Exchange is open; however, the Fund reserves the right to take up to seven days to make payment if, in the judgment of the Manager, the Fund could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected.

The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in the Fund falls below a specified level, currently set at $5,000,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder’s account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

How Net Asset Value is Determined

The net asset value per share of the Fund is determined once on each day on which the New York Stock Exchange is open, as of the close of the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported—and in the case of certain securities traded over-the-counter—the last reported bid price. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (the “NOCP”) instead of the last reported sales price.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

Generally, trading in U.S. Government Securities is substantially completed each day at various times prior to the close of the Exchange. The value of such securities used for determining the Fund’s net asset value per share is computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

Taxes

All dividends and distributions of the Fund, whether received in shares or cash, are taxable to the Fund’s shareholders and must be reported by each shareholder on his federal income tax return. Although a dividend or capital gains distribution received after the purchase of the Fund’s shares reduces the net asset value of the shares by the amount of the dividend or distribution, it will be treated as a distribution, and will be subject to federal income taxes as a dividend, ordinary income or, if properly designated by the Fund, as long-term capital gain. Tax legislation enacted in 2003 generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. In general, any gain or loss realized upon a taxable disposition of Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased by the shareholder within 30 days before or after the disposition.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) each year distribute at least 90% of its “investment company taxable income,” which, in general, consists of investment income and short-term capital gains; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. The Fund currently has no intention or policy to distribute amounts in excess of its earnings and profits.

Distributions from the Fund will qualify for the dividends-received deduction for corporations to the extent that the Fund’s gross income was derived from qualifying dividends from domestic corporations.

Annually, shareholders will receive information as to the tax status of distributions made by the Fund in each calendar year.

The Fund is required to withhold and remit to the U.S. Treasury 28% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

The foregoing relates to federal income taxation of United States citizens or residents. It does not apply to anyone who may be in a special tax situation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Fund is organized as a Massachusetts business trust. Under current law, as long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts.

Calculation of Return and Performance Comparisons

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $10,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $10,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $10,000 investment and annualizing the result for periods of less than one year.

The average annual total return (before taxes) for the Fund from commencement of investment operations (June 30, 2001) through December 31, 2004 was 5.96%. The total return (before taxes) for the Fund for the fiscal year ended December 31, 2004 was 6.96%.

Performance Comparisons

The Fund may from time to time include its Total Return in information furnished to present or prospective shareholders. The Fund may from time to time also include its Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having the same investment objective as the Fund.

Proxy Voting

The Board of Trustees of the Fund has adopted a proxy voting policy and procedures (the “Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Manager and adopted the Manager’s proxy voting policy and procedures which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the Manager or any of its affiliates or any affiliate of the Fund, the Manager will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Manager on the appropriate course of action. The Manager generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Manager may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Manager will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the Manager or any of its affiliate or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-443-3036 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Fund Portfolio Holdings

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund’s portfolio securities. In order to protect the confidentiality of the Fund’s portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Fund’s investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality, and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed, and (2) to third-party vendors, such as Morningstar, Inc., Lipper Analytical Services, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.torray.com.

Whenever portfolio holdings disclosure made pursuant to the Fund’s procedures involves a conflict of interest between the Fund’s shareholders and the Fund’s Adviser or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Adviser may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting. Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

Financial Statements

The financial statements for the Fund for the year ended December 31, 2004, including notes thereto and the report of Briggs Bunting & Dougherty, LLP have been filed with the SEC and are incorporated by reference into this Statement of Additional Information.

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